UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 24, 2015

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-52596	30-0309068
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

518 Seventeenth Street, 17th Floor, Denver CO		80202
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (303) 228-2200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 24, 2015, Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”), acquired a 100% interest in a 274,000 square foot office property in the Austin, Texas market (“City View”) from an unaffiliated third-party seller for a purchase price of $68.8 million using a combination of existing cash and proceeds from our revolving credit facility. The property consists of a four-building multi-tenant office plaza.

On August 6, 2015, the Company acquired a 100% interest in a 253,000 square foot office property in the South Florida market (“Venture Corporate Center”) from an unaffiliated third-party seller for a purchase price of $45.4 million using a combination of existing cash and proceeds from our revolving credit facility. The property consists of a three-building multi-tenant office plaza.

Set forth in Item 9.01 are financial statements prepared pursuant to Rule 3-14 of Regulation S-X relating to the acquisition of each of City View and Venture Corporate Center, each of which individually is not considered significant within the meaning of Rule 3-14.

Item 9.01	Financial Statements and Exhibits

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dividend Capital Diversified Property Fund Inc.

September 4, 2015

	By:	/s/ M. KIRK SCOTT
M. Kirk Scott
Chief Financial Officer

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Stockholders

Dividend Capital Diversified Property Fund, Inc.

We have audited the accompanying statement of revenues and certain expenses of City View for the year ended December 31, 2014 and the related notes to the financial statement.

MANAGEMENT’S RESPONSIBILITY FOR THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free from material misstatement, whether due to fraud or error.

AUDITORS’ RESPONSIBILITY

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statement of City View for the year ended December 31, 2014 in accordance with U.S. generally accepted accounting principles.

EMPHASIS OF MATTER

We draw attention to Note 1 to the financial statement, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K. The presentation is not intended to be a complete presentation of the revenues and expenses of City View. Our opinion is not modified with respect to this matter.

/s/ EKS&H LLLP

September 4, 2015

Denver, Colorado

City View

Statements of Revenues and Certain Expenses

(In thousands)

	For the Three Months Ended March 31, 2015	For the Year Ended December 31, 2014
	(Unaudited)
REVENUE:
Rental revenue	$962	$3,192
Other revenues	840	2,702

Total revenue	1,802	5,894
CERTAIN EXPENSES:
Real estate taxes	318	1,186
Operating expenses	489	1,555
Insurance	13	50

Total certain expenses	820	2,791

Excess of revenues over certain expenses	$982	$3,103

City View

Notes to Statements of Revenues and Certain Expenses

Note 1 - Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of City View for the year ended December 31, 2014, and for the three months ended March 31, 2015 (unaudited). City View is located in Austin, Texas and comprises approximately 274,000 net rentable square feet in four buildings. As of both March 31, 2015 and December 31, 2014, City View had occupancy rates of 99%.

Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) acquired City View on April 24, 2015. The total acquisition cost of City View was approximately $68.8 million. We paid for City View through a combination of existing cash and proceeds from our unsecured revolving credit facility.

The accounting records of City View are maintained on the accrual basis of accounting. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, management fees, professional fees and other costs not directly related to future operations of City View. These financial statements are not intended to be a complete presentation of City View’s revenues and expenses and are not considered indicative of our future earnings results. Accordingly, these financial statements are not representative of actual operations for the periods presented due to the exclusion of revenues and certain expenses which may not be comparable to the proposed future operations of City View.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market in which City View is located, as well as general overall economic conditions.

Interim Information (unaudited)

In the opinion of management, the unaudited information for the three months ended March 31, 2015, included herein, contains all of the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the three months ended March 31, 2015. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2 - Operating Leases

City View’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. City View records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, City View records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $430,000 and $122,000 for the year ended December 31, 2014 and for the three months ended March 31, 2015 (unaudited), respectively.

Approximate future minimum rentals under non-cancelable, in-place leases as of December 31, 2014, are as follows (amounts in thousands):

Year ended December 31,
2015	$4,414
2016	4,800
2017	4,856
2018	4,059
2019	2,994
Thereafter	1,580

Total	$22,703

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

Two tenants accounted for greater than 10% of the rental revenues for the year ended December 31, 2014. See below for details of each of these tenants’ respective percentages of rental revenues for the year ended December 31, 2014 and for future minimum rentals.

Tenant	Industry	Lease Expiration	% of 2014 Rental Revenues	% of Future Minimum Lease Payments
Apple, Inc.	Computer and Electronic Product manufacturing	April 30, 2020	25.0%	43.3%
Meyertons, Hood, Kivlin	Professional, Scientific and Technical Services	June 30, 2018	11.3%	5.7%

Note 3 - Subsequent Events

The Company evaluated all events that have occurred through September 4, 2015, the date the financial statements were available to be issued, and noted no items requiring adjustment of the statements or additional disclosure.

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Stockholders

Dividend Capital Diversified Property Fund, Inc.

We have audited the accompanying statement of revenues and certain expenses of Venture Corporate Center for the year ended December 31, 2014 and the related notes to the financial statement.

MANAGEMENT’S RESPONSIBILITY FOR THE STATEMENT OF REVENUES AND CERTAIN EXPENSES

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free from material misstatement, whether due to fraud or error.

AUDITORS’ RESPONSIBILITY

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditors consider internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statement of Venture Corporate Center for the year ended December 31, 2014 in accordance with U.S. generally accepted accounting principles.

EMPHASIS OF MATTER

We draw attention to Note 1 to the financial statement, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K. The presentation is not intended to be a complete presentation of the revenues and expenses of Venture Corporate Center. Our opinion is not modified with respect to this matter.

/s/ EKS&H LLLP

September 4, 2015

Denver, Colorado

Venture Corporate Center

Statements of Revenues and Certain Expenses

(In thousands)

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
	(Unaudited)
REVENUE:
Rental revenue	$2,024	$3,593
Other revenues	1,246	2,054

Total revenue	3,270	5,647
CERTAIN EXPENSES:
Real estate taxes	409	741
Operating expenses	1,005	2,147
Insurance	57	110

Total certain expenses	1,471	2,998

Excess of revenues over certain expenses	$1,799	$2,649

Venture Corporate Center

Notes to Statements of Revenues and Certain Expenses

Note 1—Description of Business and Summary of Significant Accounting Policies

The accompanying statements of revenues and certain expenses reflect the operations of Venture Corporate Center for the year ended December 31, 2014, and for the six months ended June 30, 2015 (unaudited). Venture Corporate Center is located in Hollywood, Florida and comprises approximately 253,000 net rentable square feet in three buildings. As of both June 30, 2015 and December 31, 2014, Venture Corporate Center had occupancy rates of 97%.

Dividend Capital Diversified Property Fund Inc. (referred to herein as the “Company,” “we,” “our,” or “us”) acquired Venture Corporate Center on August 6, 2015. The total acquisition cost of Venture Corporate Center was approximately $45.4 million. We paid for Venture Corporate Center through a combination of existing cash and proceeds from our unsecured revolving credit facility.

The accounting records of Venture Corporate Center are maintained on the accrual basis of accounting. The accompanying statements of revenues and certain expenses were prepared pursuant to Rule 3-14 of Regulation S-X as promulgated by the Securities and Exchange Commission, and exclude certain material items. Such material items include mortgage interest, depreciation and amortization, management fees, professional fees and other costs not directly related to future operations of Venture Corporate Center. These financial statements are not intended to be a complete presentation of Venture Corporate Center’s revenues and expenses and are not considered indicative of our future earnings results. Accordingly, these financial statements are not representative of actual operations for the periods presented due to the exclusion of revenues and certain expenses which may not be comparable to the proposed future operations of Venture Corporate Center.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The future results of operations can be significantly impacted by the rental market in which Venture Corporate Center is located, as well as general overall economic conditions.

Interim Information (unaudited)

In the opinion of management, the unaudited information for the six months ended June 30, 2015, included herein, contains all of the adjustments necessary, which are of a normal recurring nature, to present fairly the revenues and certain expenses for the six months ended June 30, 2015. Results of interim periods are not necessarily indicative of results to be expected for the year. Management is not aware of any material factors that would cause the information included herein to not be indicative of future operating results.

Note 2—Operating Leases

Venture Corporate Center’s revenues are primarily obtained from tenant rental payments as provided for under non-cancelable operating leases. Venture Corporate Center records rental revenue for the full term of the lease on a straight-line basis. In the case where the minimum rental payments increase over the life of the lease, Venture Corporate Center records a receivable due from the tenant for the difference between the amount of revenue recorded and the amount of cash received. This accounting treatment resulted in an increase in rental income of approximately $107,000 and $67,000 for the year ended December 31, 2014 and for the six months ended June 30, 2015 (unaudited), respectively.

Approximate future minimum rentals under non-cancelable, in-place leases as of December 31, 2014, are as follows (amounts in thousands):

Year ended December 31,
2015	$3,959
2016	4,051
2017	3,730
2018	3,248
2019	2,523
Thereafter	8,311

Total	$25,822

Tenant reimbursements of operating expenses are included in other revenues in the accompanying statements of revenues and certain expenses.

Three tenants accounted for greater than 10% of the rental revenues for the year ended December 31, 2014. See below for details of each of these tenants’ respective percentages of rental revenues for the year ended December 31, 2014 and for future minimum rentals.

Tenant	Industry	Lease Expiration	% of 2014 Rental Revenues	% of Future Minimum Lease Payments
Conroy Simberg Ganon Krevan	Securities, Commodities, Fin. Inv./Rel. Activites	December 31, 2022	17.6%	20.9%
EDP Holdings, Inc	Professional, Scientific and Technical Services	August 31, 2024	12.8%	36.9%
Costa Cruise Lines N.V	Administrative and Support Services	November 23, 2021	12.5%	11.8%

Note 3 - Subsequent Events

The Company evaluated all events that have occurred through September 4, 2015, the date the financial statements were available to be issued, and noted no items requiring adjustment of the statements or additional disclosure.

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS

As used herein, “the Company,” “we,” “our” and “us” refer to Dividend Capital Diversified Property Fund Inc. and its consolidated subsidiaries except where the context otherwise requires. The following unaudited pro forma information should be read in conjunction with the condensed consolidated balance sheets of Dividend Capital Diversified Property Fund Inc. as of June 30, 2015, the related consolidated statements of income, consolidated statements of comprehensive income, consolidated statement of equity, and consolidated statements of cash flows for the year ended December 31, 2014 and for the six months ended June 30, 2015, and the notes thereto (collectively, our “consolidated financial statements”). Our consolidated financial statements as of and for the year ended December 31, 2014, and for the six months ended June 30, 2015 have been included in our prior filings with the Securities and Exchange Commission.

The following unaudited pro forma balance sheet as of June 30, 2015 has been prepared to give effect to the acquisition of certain assets and liabilities with respect to a wholly owned office property comprising approximately 253,000 net rentable square feet (“Venture Corporate Center”) on August 6, 2015, as if the acquisition occurred on June 30, 2015. The following unaudited pro forma balance sheet does include any adjustments with respect to the acquisition of a wholly owned office property comprising approximately 274,000 net rentable square feet (“City View”) on April 24, 2015 as our consolidated balance sheets as of June 30, 2015 included in our Quarterly Report on Form 10-Q as of and for the period ended June 30, 2015 reflected the acquisition and related disclosures.

The following unaudited pro forma statements of operations for the six months ended June 30, 2015 and the year ended December 31, 2014 have been prepared to give effect to (i) the disposition of a portfolio of twelve wholly owned office and industrial properties comprising approximately 2.7 million net rentable square feet (the “Portfolio”) on March 11, 2015, (ii) the acquisition of City View on April 24, 2015, and (iii) the acquisition of Venture Corporate Center on August 6, 2015, as if the disposition and acquisition activity occurred on January 1, 2014.

The following unaudited pro forma statements of operations do not include any related gain or loss on the disposition of the Portfolio.

These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the disposition and acquisition activity described above had been consummated as of the dates indicated.

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

(As of June 30, 2015)

(in thousands, except share and per share amounts)

	DPF Historical (a)	Property Acquisitions (b)		Pro Forma Total
ASSETS
Investments in real property	$2,199,150	$46,237		$2,245,387
Accumulated depreciation and amortization	(473,526)	—		(473,526)

Total net investments in real property	1,725,624	46,237		1,771,861
Debt related investments, net	56,548	—		56,548

Total net investments	1,782,172	46,237		1,828,409
Cash and cash equivalents	28,919	—		28,919
Restricted cash	19,026	—		19,026
Other assets, net	47,223	127		47,350

Total Assets	$1,877,340	$46,364		$1,923,704

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$73,089	$438		$73,527
Mortgage notes and other secured borrowings	574,043	—		574,043
Unsecured borrowings	250,000	44,670	(c)	294,670
Intangible lease liabilities, net	54,994	837		55,831
Other liabilities	26,371	419		26,790

Total Liabilities	978,497	46,364		1,024,861
Equity:
Stockholders’ equity:
Common stock, $0.01 par value; 1,000,000,000 shares authorized; 182,067,150 shares issued and outstanding, as of June 30, 2015	1,821	—		1,821
Additional paid-in capital	1,607,115	—		1,607,115
Distributions in excess of earnings	(802,620)	—		(802,620)
Accumulated other comprehensive loss	(9,405)	—		(9,405)

Total stockholders’ equity	796,911	—		796,911
Noncontrolling interests	101,932	—		101,932

Total Equity	898,843	—		898,843

Total Liabilities and Equity	$1,877,340	$46,364		$1,923,704

(a)	Historical financial information derived from our Quarterly Report on Form 10-Q as of June 30, 2015.
(b)	Represents adjustments to reflect the acquisition of Venture Corporate Center. The purchase price of Venture Corporate Center was $45.4 million, excluding closing costs. These purchase price calculations are preliminary and subject to adjustment.
(c)	Represents actual borrowings incurred to acquire Venture Corporate Center.

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(For the year ended December 31, 2014)

(In thousands, except per share and footnoted information)

		Pro Forma Adjustments
	DPF Historical (a)	Portfolio Disposition (b)	Acquisitions (c)	Pro Forma Adjustments (d)	Pro Forma Results
REVENUE:
Rental revenue	$224,201	$(33,701)	$11,766	$—	$202,266
Debt related income	7,396	—	—	—	7,396

Total Revenue	231,597	(33,701)	11,766	—	209,662
EXPENSES:
Rental expense	50,997	(588)	5,790	—	56,199
Real estate depreciation and amortization expense	88,994	(14,341)	6,869	—	81,522
General and administrative expenses	11,610	—	—	—	11,610
Advisory fees, related party	15,919	—	—	—	15,919
Acquisition-related expenses	703	—	—	—	703
Impairment of real estate property	9,500	—	—	—	9,500

Total Operating Expenses	177,723	(14,929)	12,659	—	175,453
Other Income (Expenses):
Interest and other income (expense)	1,168	97	—	—	1,265
Interest expense	(61,903)	8,235	(1,265)	1,948	(52,985)
Loss on extinguishment of debt and financing commitments	(63)	—	—	—	(63)
Gain on sale of real property	10,914	—	—	—	10,914

Income (loss) from continuing operations	3,990	(10,440)	(2,158)	1,948	(6,660)
Net (income) loss from continuing operations attributable to noncontrolling interests	(340)	695	144	(130)	369

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$3,650	$(9,745)	$(2,014)	$1,818	$(6,291)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS PER BASIC AND DILUTED COMMON SHARE	$0.02				$(0.04)

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	178,273				178,273

Diluted	190,991				190,991

(a)	Historical financial information derived from our Annual Report on Form 10-K as of December 31, 2014.
(b)	Amounts represent the historical operations of the Portfolio as reflected in our historical statement of operations for the year ended December 31, 2014.
(c)	Amounts represent annualized pro forma results for our City View and Venture Corporate Center acquisitions, as if we had acquired both properties on January 1, 2014, excluding acquisition costs. Such acquisition costs were approximately $400,000 and will be included in our income statements within the 12 months succeeding the transactions. The pro forma interest expense adjustment assumes (i) our acquisitions were funded using our revolving credit facility and were 50% leveraged during the six months ended June 30, 2015, and (ii) the interest rate on our revolving credit facility was fixed at 2.2%. We have effectively fixed the interest rate on our floating rate unsecured borrowings using interest rate swaps.
(c)	Amounts represent the historical interest expense of debt that was extinguished through a defeasance process in connection with the disposition of the Portfolio as reflected in our historical statement of operations for the year ended December 31, 2014.

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(For the six months ended June 30, 2015)

(In thousands, except per share and footnoted information)

		Pro Forma Adjustments
	DPF Historical (a)	Portfolio Disposition (b)	Acquisitions (c)	Pro Forma Adjustments (d)	Pro Forma Results
REVENUE:
Rental revenue	$110,454	$(6,257)	$4,821	$—	$109,018
Debt related income	4,787	—	—	—	4,787

Total Revenue	115,241	(6,257)	4,821	—	113,805
EXPENSES:
Rental expense	28,536	(133)	2,074	—	30,477
Real estate depreciation and amortization expense	40,554	(1,129)	2,940	—	42,365
General and administrative expenses	5,861	—	—	—	5,861
Advisory fees, related party	8,796	—	—	—	8,796
Acquisition-related expenses	602	—	(180)	—	422
Impairment of real estate property	1,624	—	—	—	1,624

Total Operating Expenses	85,973	(1,262)	4,834	—	89,545
Other Income (Expenses):
Interest and other income (expense)	797	17	—	—	814
Interest expense	(25,256)	1,526	(491)	293	(23,928)
Loss on extinguishment of debt and financing commitments	(1,168)	—	—	—	(1,168)
Gain on sale of real property	128,667	—	—	(105,542)	23,125

Income (loss) from continuing operations	132,308	(3,452)	(504)	(105,249)	23,103
Net (income) loss from continuing operations attributable to noncontrolling interests	(8,655)	227	33	6,933	(1,461)

NET INCOME (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON STOCKHOLDERS	$123,653	$(3,225)	$(471)	$(98,316)	$21,642

NET INCOME (LOSS) FROM CONTINUING OPERATIONS PER BASIC AND DILUTED COMMON SHARE	$0.68				$0.12

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING
Basic	181,247				181,247

Diluted	194,029				194,029

(a)	Historical financial information derived from our Quarterly Report on Form 10-Q for the six months ended June 30, 2015.
(b)	Amounts represent the historical operations of the Portfolio as reflected in our historical statement of operations for the six months ended June 30, 2015.
(c)	Amounts represent pro forma results for our City View and Venture Corporate Center acquisitions, as if we had acquired both properties on January 1, 2014, excluding acquisition costs. Such acquisition costs were approximately $400,000 and will be included in our income statements within the 12 months succeeding the transactions. The pro forma interest expense adjustment assumes (i) our acquisitions were funded using our revolving credit facility and were 50% leveraged during the six months ended June 30, 2015, and (ii) the interest rate on our revolving credit facility was fixed at 2.2%. We have effectively fixed the interest rate on our floating rate unsecured borrowings using interest rate swaps.
(c)	Amounts represent (i) the historical interest expense of debt that was extinguished through a defeasance process in connection with the disposition of the Portfolio and (ii) the gain recorded in connection with the disposition of the Portfolio as reflected in our historical statement of operations for the six months ended June 30, 2015.